Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED OCTOBER 27, 2013 AND OCTOBER 28, 2012
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	October 27,	October 28,	% Over		October 27,		October 28,
	2013	2012	(Under)		2013		2012

Net sales	$70,589	65,560	7.7%		100.0%		100.0%
Cost of sales	58,354	53,683	8.7%		82.7%		81.9%
Gross profit	12,235	11,877	3.0%		17.3%		18.1%

Selling, general and
administrative expenses	7,200	7,209	(0.1	) %	10.2%		11.0%
Income from operations	5,035	4,668	7.9%		7.1%		7.1%

Interest expense	99	156	(36.5	) %	0.1%		0.2%
Interest income	(102)	(96)	6.3%		(0.1	) %	(0.1	) %
Other expense	224	76	194.7%		0.3%		0.1%
Income before income taxes	4,814	4,532	6.2%		6.8%		6.9%

Income taxes*	1,718	(3,736)	N.M.		35.7%		(82.4	) %
Net income	$3,096	8,268	(62.6	) %	4.4%		12.6%

Net income per share-basic	$0.25	$0.68	(63.2	) %
Net income per share-diluted	$0.25	$0.67	(62.7	) %
Average shares outstanding-basic	12,183	12,191	(0.1	) %
Average shares outstanding-diluted	12,389	12,348	0.3%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	October 27,	October 28,	% Over		October 27,	October 28,
	2013	2012	(Under)		2013	2012

Income before income taxes (see above)	$4,814	4,532	6.2%		6.8%	6.9%

Adjusted Income taxes (2)*	751	680	10.4%		15.6%	15.0%
Adjusted net income	4,063	3,852	5.5%		5.8%	5.9%

Adjusted net income per share-basic	$0.33	$0.32	3.1%
Adjusted net income per share-diluted	$0.33	$0.31	6.5%
Average shares outstanding-basic	12,183	12,191	(0.1	) %
Average shares outstanding-diluted	12,389	12,348	0.3%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $50.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.
(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE SIX MONTHS ENDED OCTOBER 27, 2013 AND OCTOBER 28, 2012
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED

	Amounts				Percent of Sales
	October 27,	October 28,	% Over		October 27,		October 28,
	2013	2012	(Under)		2013		2012

Net sales	$140,730	134,744	4.4%		100.0%		100.0%
Cost of sales	115,422	109,746	5.2%		82.0%		81.4%
Gross profit	25,308	24,998	1.2%		18.0%		18.6%

Selling, general and
administrative expenses	14,299	14,850	(3.7	) %	10.2%		11.0%
Income from operations	11,009	10,148	8.5%		7.8%		7.5%

Interest expense	239	346	(30.9	) %	0.2%		0.3%
Interest income	(195)	(222)	(12.2	) %	(0.1	) %	(0.2	) %
Other expense	616	121	409.1%		0.4%		0.1%
Income before income taxes	10,349	9,903	4.5%		7.4%		7.3%

Income taxes*	4,023	(1,889)	N.M.		38.9%		(19.1	) %
Net income	$6,326	11,792	(46.4	) %	4.5%		8.8%

Net income per share-basic	$0.52	$0.95	(45.3	) %
Net income per share-diluted	$0.51	$0.94	(45.7	) %
Average shares outstanding-basic	12,165	12,371	(1.7	) %
Average shares outstanding-diluted	12,391	12,541	(1.2	) %

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	SIX MONTHS ENDED

	Amounts				Percent of Sales
	October 27,	October 28,	% Over		October 27,	October 28,
	2013	2012	(Under)		2013	2012

Income before income taxes (see above)	$10,349	9,903	4.5%		7.4%	7.3%

Adjusted Income taxes (2)*	1,614	1,485	8.7%		15.6%	15.0%
Adjusted net income	8,735	8,418	3.8%		6.2%	6.2%

Adjusted net income per share-basic	$0.72	$0.68	5.9%
Adjusted net income per share-diluted	$0.70	$0.67	4.5%
Average shares outstanding-basic	12,165	12,371	(1.7	) %
Average shares outstanding-diluted	12,391	12,541	(1.2	) %

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $50.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
OCTOBER 27, 2013, OCTOBER 28, 2012 AND APRIL 28, 2013
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	October 27,	October 28,	(Decrease)			* April 28,
	2013	2012	Dollars	Percent		2013

Current assets
Cash and cash equivalents	$24,267	23,464	803	3.4%		23,530
Short-term investments	6,220	5,241	979	18.7%		5,286
Accounts receivable	24,937	20,678	4,259	20.6%		23,392
Inventories	44,882	38,261	6,621	17.3%		38,418
Deferred income taxes	7,745	4,470	3,275	73.3%		7,709
Income taxes receivable	-	-	-	0.0%		318
Other current assets	2,550	1,640	910	55.5%		2,093
Total current assets	110,601	93,754	16,847	18.0%		100,746

Property, plant & equipment, net	30,559	30,621	(62)	(0.2	) %	30,594
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	661	4,738	(4,077)	(86.0	) %	753
Other assets	2,959	1,868	1,091	58.4%		1,151

Total assets	$156,242	142,443	13,799	9.7%		144,706

Current liabilities
Current maturities of long-term debt	$2,200	2,401	(201)	(8.4	) %	2,200
Line of credit	-	875	(875)	(100.0	) %	561
Accounts payable - trade	28,543	23,219	5,324	22.9%		22,357
Accounts payable - capital expenditures	66	104	(38)	(36.5	) %	225
Accrued expenses	11,672	10,611	1,061	10.0%		11,829
Income taxes payable - current	304	385	(81)	(21.0	) %	285
Total current liabilities	42,785	37,595	5,190	13.8%		37,457

Income taxes payable - long-term	4,141	4,188	(47)	(1.1	) %	4,191
Deferred income taxes	5,016	856	4,160	486.0%		3,075
Line of credit	585	-	585	100.0%		-
Long-term debt , less current maturities	2,200	4,416	(2,216)	(50.2	) %	4,400

Total liabilities	54,727	47,055	7,672	16.3%		49,123

Shareholders' equity	101,515	95,388	6,127	6.4%		95,583

Total liabilities and
shareholders' equity	$156,242	142,443	13,799	9.7%		144,706

Shares outstanding	12,250	12,209	41	0.3%		12,225

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED OCTOBER 27, 2013 AND OCTOBER 28, 2012
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	October 27,	October 28,
	2013	2012

Cash flows from operating activities:
Net income	$6,326	$11,792
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	2,636	2,539
Amortization of other assets	81	119
Stock-based compensation	376	197
Excess tax benefit related to stock-based compensation	(143)	(60)
Deferred income taxes	2,140	(3,325)
Gain on sale of equipment	(74)	-
Foreign currency exchange losses (gains)	203	(66)
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(1,419)	4,353
Inventories	(6,331)	(1,882)
Other current assets	(437)	373
Other assets	(47)	(80)
Accounts payable-trade	5,923	(7,397)
Accrued expenses	(158)	1,310
Accrued restructuring	-	(40)
Income taxes	367	(183)
Net cash provided by operating activities	9,443	7,650

Cash flows from investing activities:
Capital expenditures	(1,900)	(1,946)
Net cash paid for acquisition of assets	(2,640)	-
Proceeds from the sale of equipment	113	-
Payments on life insurance policies	(30)	-
Purchase of short-term investments	(1,047)	(54)
Proceeds from the sale of short-term investments	-	795
Net cash used in investing activities	(5,504)	(1,205)

Cash flows from financing activities:
Proceeds from lines of credit	-	1,000
Payments on lines of credit	-	(1,000)
Payments on long-term debt	(2,200)	(2,300)
Proceeds from common stock issued	194	64
Common stock shares repurchased	-	(5,022)
Dividends paid	(979)	(747)
Debt issance costs	(62)	-
Excess tax benefit related to stock-based compensation	143	60
Net cash used in financing activities	(2,904)	(7,945)

Effect of exchange rate changes on cash and cash equivalents	(298)	(59)

Increase (decrease) in cash and cash equivalents	737	(1,559)

Cash and cash equivalents at beginning of period	23,530	25,023

Cash and cash equivalents at end of period	$24,267	$23,464

Free Cash Flow (1)	$7,471	$5,705

(1) Free Cash Flow reconciliation is as follows:
		FY 2014	FY 2013
A)	Net cash provided by operating activities	$9,443	$7,650
B)	Minus: Capital Expenditures	(1,900)	(1,946)
C)	Add: Proceeds from the sale of equipment	113	-
D)	Minus: Payments on life insurance policies	(30)	-
E)	Add: Excess tax benefit related to stock-based compensation	143	60
F)	Effect of exchange rate changes on cash and cash equivalents	(298)	(59)
		$7,471	$5,705

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED OCTOBER 27, 2013 AND OCTOBER 28, 2012
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	October 27,	October 28,	% Over		October 27,		October 28,
Net Sales by Segment	2013	2012	(Under)		2013		2012

Mattress Fabrics	$40,331	39,697	1.6%		57.1%		60.6%
Upholstery Fabrics	30,258	25,863	17.0%		42.9%		39.4%

Net Sales	$70,589	65,560	7.7%		100.0%		100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$7,322	7,539	(2.9	) %	18.2%		19.0%
Upholstery Fabrics	4,913	4,338	13.3%		16.2%		16.8%
Gross Profit	$12,235	11,877	3.0%		17.3%		18.1%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$2,620	2,424	8.1%		6.5%		6.1%
Upholstery Fabrics	3,170	3,157	0.4%		10.5%		12.2%
Unallocated Corporate expenses	1,410	1,628	(13.4	) %	2.0%		2.5%
Selling, General and Administrative Expenses	$7,200	7,209	(0.1	) %	10.2%		11.0%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$4,702	5,115	(8.1	) %	11.7%		12.9%
Upholstery Fabrics	1,743	1,181	47.6%		5.8%		4.6%
Unallocated corporate expenses	(1,410)	(1,628)	(13.4	) %	(2.0	) %	(2.5	) %
Operating income	$5,035	4,668	7.9%		7.1%		7.1%

Depreciation by Segment

Mattress Fabrics	$1,181	1,127	4.8%
Upholstery Fabrics	150	158	(5.1	) %
Depreciation	$1,331	1,285	3.6%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 27, 2013 AND OCTOBER 28, 2012
(Unaudited)

(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts				Percent of Total Sales
	October 27,	October 28,	% Over		October 27,		October 28,
Net Sales by Segment	2013	2012	(Under)		2013		2012

Mattress Fabrics	$78,494	77,662	1.1%		55.8%		57.6%
Upholstery Fabrics	62,236	57,082	9.0%		44.2%		42.4%

Net Sales	$140,730	134,744	4.4%		100.0%		100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$14,713	15,161	(3.0	) %	18.7%		19.5%
Upholstery Fabrics	10,595	9,837	7.7%		17.0%		17.2%
Gross Profit	$25,308	24,998	1.2%		18.0%		18.6%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$4,994	4,814	3.7%		6.4%		6.2%
Upholstery Fabrics	6,436	6,498	(1.0	) %	10.3%		11.4%
Unallocated Corporate expenses	2,869	3,538	(18.9	) %	2.0%		2.6%
Selling, General, and Administrative Expenses	$14,299	14,850	(3.7	) %	10.2%		11.0%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$9,719	10,347	(6.1	) %	12.4%		13.3%
Upholstery Fabrics	4,159	3,339	24.6%		6.7%		5.8%
Unallocated corporate expenses	(2,869)	(3,538)	(18.9	) %	(2.0	) %	(2.6	) %
Operating income	$11,009	10,148	8.5%		7.8%		7.5%

Return on Capital (1)

Mattress Fabrics	33.0%	37.4%
Upholstery Fabrics	43.2%	39.9%
Unallocated Corporate	N/A	N/A
Consolidated	29.0%	28.5%

Capital Employed (2)

Mattress Fabrics	58,944	55,102	7.0%
Upholstery Fabrics	20,300	16,728	21.4%
Unallocated Corporate	(2,176)	(1,234)	N/A
Consolidated	77,068	70,596	9.2%

Depreciation by Segment

Mattress Fabrics	$2,331	2,219	5.0%
Upholstery Fabrics	305	320	(4.7	) %
Depreciation	$2,636	2,539	3.8%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of October 27, 2013 and October 28, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED OCTOBER 27, 2013 AND OCTOBER 28, 2012
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/27/13	4/28/2013	7/28/2013	10/27/2013	10/27/2013

Net income	$2,823	$3,702	$3,230	$3,096	$12,851
Income taxes	1,700	2,161	2,305	1,718	7,884
Interest expense (income), net	40	50	48	(3)	135
Depreciation and amortization expense	1,338	1,354	1,344	1,373	5,409
Stock based compensation	111	254	152	224	741
Adjusted EBITDA	$6,012	$7,521	$7,079	$6,408	$27,020

	Quarter Ended
					Trailing 12
					Months
	1/29/12	4/29/2012	7/29/2012	10/28/2012	10/28/2012

Net income	$1,802	$3,423	$3,524	$8,268	$17,017
Income taxes	1,075	2,071	1,848	(3,736)	1,258
Interest expense, net	33	69	63	60	225
Depreciation and amortization expense	1,270	1,325	1,314	1,344	5,253
Stock based compensation	80	91	70	127	368
Adjusted EBITDA	$4,260	$6,979	$6,819	$6,063	$24,121

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 27, 2013
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 27, 2013 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$9,719	$58,828	33.0%
Upholstery Fabrics	4,159	19,274	43.2%
(less: Unallocated Corporate)	(2,869)	(2,083)	N/A
Total	$11,009	$76,019	29.0%

Average Capital Employed	As of the three Months Ended October 27, 2013				As of the three Months Ended July 28, 2013				As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	79,444	35,881	40,917	156,242	78,217	34,381	38,503	151,101	73,954	30,995	39,757	144,706
Total liabilities	(20,500)	(15,581)	(18,646)	(54,727)	(18,627)	(14,172)	(19,717)	(52,516)	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$58,944	$20,300	$22,271	$101,515	$59,590	$20,209	$18,786	$98,585	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(24,267)	(24,267)	-	-	(21,423)	(21,423)	-	-	(23,530)	(23,530)
Short-term investments	-	-	(6,220)	(6,220)	-	-	(6,174)	(6,174)	-	-	(5,286)	(5,286)
Income taxes receivable	-	-	-	-	-	-	(292)	(292)	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,745)	(7,745)	-	-	(7,747)	(7,747)	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(661)	(661)	-	-	(651)	(651)	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	585	585	-	-	560	560			561	561
Income taxes payable - current	-	-	304	304	-	-	320	320	-	-	285	285
Income taxes payable - long-term	-	-	4,141	4,141	-	-	4,176	4,176	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	5,016	5,016	-	-	4,335	4,335	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	4,400	4,400	-	-	4,400	4,400

Total Capital Employed	$58,944	$20,300	$(2,176)	$77,068	$59,590	$20,209	$(1,510)	$78,289	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$58,828	$19,274	$(2,083)	$76,019

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending October 27, 2013 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable and receivable.

(3) Average capital employed was computed using the three periods ending October 27, 2013, July 28, 2013 and April 28, 2013.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 28, 2012
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 28, 2012 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$10,347	$55,272	37.4%
Upholstery Fabrics	3,339	16,738	39.9%
(less: Unallocated Corporate)	(3,538)	(789)	N/A
Total	$10,148	$71,220	28.5%

Average Capital Employed	As of the three Months Ended October 28, 2012				As of the three Months Ended July 29, 2012				As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	74,342	27,240	40,861	142,443	78,098	29,973	35,089	143,160	71,563	33,641	39,512	144,716
Total liabilities	(19,240)	(10,512)	(17,303)	(47,055)	(21,295)	(11,006)	(19,028)	(51,329)	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$55,102	$16,728	$23,558	$95,388	$56,803	$18,967	$16,061	$91,831	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(23,464)	(23,464)	-	-	(21,889)	(21,889)	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,241)	(5,241)	-	-	(5,200)	(5,200)	-	-	(5,941)	(5,941)
Deferred income taxes - current	-	-	(4,470)	(4,470)	-	-	(2,337)	(2,337)	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(4,738)	(4,738)	-	-	(2,715)	(2,715)	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,401	2,401	-	-	2,400	2,400	-	-	2,404	2,404
Line of credit	-	-	875	875	-	-	834	834			889	889
Income taxes payable - current	-	-	385	385	-	-	751	751	-	-	642	642
Income taxes payable - long-term	-	-	4,188	4,188	-	-	4,131	4,131	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	856	856	-	-	705	705	-	-	705	705
Long-term debt, less current maturities	-	-	4,416	4,416	-	-	6,666	6,666	-	-	6,719	6,719

Total Capital Employed	$55,102	$16,728	$(1,234)	$70,596	$56,803	$18,967	$(593)	$75,177	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,272	$16,738	$(789)	$71,220

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending October 28, 2012 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable.

(3) Average capital employed was computed using the three periods ending October 28, 2012, July 29, 2012 and April 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE SIX MONTHS ENDED OCTOBER 27, 2013 AND OCTOBER 28, 2012
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts

	October 27,	October 28,
	2013	2012

Consolidated Effective GAAP Income Tax Rate (1)	38.9%	(19.1)%

Reduction of U.S. Valuation Allowance	-	123.0%

Undistributed earnings from foreign subsidiaries	-	(66.5)%

Non-Cash U.S. Income Tax Expense	(23.0)%	(20.4)%

Non-Cash Foreign Income Tax Expense	(0.3)%	(2.0)%

Consolidated Adjusted Effective Income Tax Rate (2)	15.6%	15.0%

	THREE MONTHS ENDED

	As reported		October 27, 2013	As reported		October 28, 2012
	October 27,		Proforma Net	October 28,		Proforma Net
	2013	Adjustments	of Adjustments	2012	Adjustments	of Adjustments

Income before income taxes	$4,814	$-	$4,814	$4,532		$4,532

Income taxes (3)	1,718	$(967)	751	(3,736)	$4,416	680
Net income	$3,096	$967	$4,063	$8,268	$(4,416)	$3,852

Net income per share-basic	$0.25	$(0.08)	$0.33	$0.68	$0.36	$0.32
Net income per share-diluted	$0.25	$(0.08)	$0.33	$0.67	$0.36	$0.31
Average shares outstanding-basic	12,183	12,183	12,183	12,191	12,191	12,191
Average shares outstanding-diluted	12,389	12,389	12,389	12,348	12,348	12,348

	SIX MONTHS ENDED
	As reported		October 27, 2013	As reported		October 28, 2012
	October 27,		Proforma Net	October 28,		Proforma Net
	2013	Adjustments	of Adjustments	2012	Adjustments	of Adjustments

Income before income taxes	$10,349	$-	$10,349	$9,903	$-	$9,903

Income taxes (3)	4,023	$(2,409)	1,614	(1,889)	$3,374	1,485
Net income	$6,326	$2,409	$8,735	$11,792	$(3,374)	$8,418

Net income per share-basic	$0.52	$(0.20)	$0.72	$0.95	$0.27	$0.68
Net income per share-diluted	$0.51	$(0.19)	$0.70	$0.94	$0.27	$0.67
Average shares outstanding-basic	12,165	12,165	12,165	12,371	12,371	12,371
Average shares outstanding-diluted	12,391	12,391	12,391	12,541	12,541	12,541

(1) Calculated by dividing consolidated income tax expense (benefit) by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.